LOAN AGREEMENT

                          Dated as of October 30, 2000

                                     between

                            ELECTRIC LIGHTWAVE, INC.

                                   as Borrower


                         CITIZENS COMMUNICATIONS COMPANY
                                       as

                                     Lender

                  LOAN AGREEMENT, dated as of October 30, 2000 (this "Agreement"), among ELECTRIC LIGHTWAVE, INC., a Delaware corporation (the "Borrower") and CITIZENS COMMUNICATIONS COMPANY, a Delaware corporation (the "Lender").


                  The Borrower has requested the Lender to extend credit by effectuating Advances (as herein defined) to the Borrower to enable the Borrower to borrow and re-borrow on a revolving credit basis, on and after the date hereof and at any time and from time to time prior to the Maturity Date (as herein defined) a principal amount not in excess of $450,000,000 at any time outstanding. The proceeds of such borrowings are to be used to provide working capital and for other general corporate purposes of the Borrower. The Lender is willing to make Advances and effectuate loans to the Borrower on the terms and subject to the conditions herein set forth.

                  Accordingly, the parties hereto hereby agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

ARTICLE 1.01 . CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Advance" means a "Working Capital Advance" or an "Interest Advance" as hereafter defined, by the Lender to the Borrower.

         "Affiliate" means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified or any Subsidiary of that person. For purposes of this definition, "Control" shall mean the possessor directly or indirectly of the power to (i) vote 25% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) direct or cause the direction of management and policies of a business, whether through the ownership of voting securities, by contract or otherwise, and either alone or in conjunction with others or any group.

         "A Change in Control" shall be deemed to have occurred if:

         (a) any Person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) other than a group in which the chief executive officer of the Borrower or an entity controlled by such chief executive officer is a par-ticipant shall own directly or indirectly, beneficially or of record, shares representing more than 49% of the aggregate ordinary voting power of the Borrower represented by the issued and outstanding capital stock or has the power to Control the Borrower, or

         (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time have been occupied by Persons who were neither (i) nominated by the management, nor (ii) appointed by directors so nominated.

         "Borrowing" means the making of an Advance by the Lender to the Borrower.

         "Business Day" means a day of the year on which banks are not required or authorized to close in New York City.

         "Closing Date" means October 30, 2000.

         "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

         "Commission" means the Securities and Exchange Commission.

         "Commitment" means the obligation of the Lender to make the Advances and Borrowings provided for in this Agreement.

         "Consolidated Tangible Assets" means total assets of a Person (including such Person's Subsidiaries) determined on a consolidated basis, less goodwill, patents, trademarks and other assets classified as intangible assets in accordance with GAAP.

         "Default" means an event, condition or default which with the giving of notice, the passage of time or both would be an Event of Default.

         "Default Interest" shall be the rate of interest specified in Section 2.04(b).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time-to-time, and any successor statute.

         "Event of Default"  has the  meaning assigned  to such term  in Article
         VII.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Excluded Taxes" has the meaning assigned to such term in Section 2.08.

         "Financial Officer" of any corporation or other entity shall mean the President, Executive Vice-President, Chief Financial Officer, Chief Executive Officer, Vice-President of Finance, Chief Accounting Officer or Treasurer of such corporation or other entity.

         "Financials" have the meaning assigned in Section 4.02.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect as set forth in Section 1.03 applied on a consistent basis with the Financials.

         "Governmental Approval" means any authorization, consent, approval, license, franchise, lease, ruling, tariff, rate, permit, certificate, exemption of, or filing or registration with, any Governmental
         Authority required in connection with the execution, delivery or performance by the Borrower of this Agreement.

         "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

         "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all capital lease obligations of such Person, (h) all obligations of such person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements, (i) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances and, without duplication, all drafts drawn thereunder (to the extent unreimbursed),
         (j) all obligations of such person with respect to all preferred capital stock issued by such Person and required by the terms thereof to be redeemed or for which mandatory sinking fund payments are due, by a fixed date, (k) the principal portion of all obligations of such person under off-balance sheet financing arrangements, (l) the indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer and is legally obligated or has a reasonable expectation of being liable with respect thereto, and (m) any obligation, contingent or otherwise.

         "Interest Advance" means an Advance made or deemed to be made subsequent to December 31, 2001 for the purpose of paying interest on Working Capital Advances and any prior Interest Advances made.

         "Interest Payment Date" means the last business day of each calendar month commencing with the calendar month in which an Advance is made.

         "Interest Rate" has the meaning assigned to it in Section 2.04.

         "Lien(s)" means any lien, claim, charge, pledge, security interest, deed of trust, mortgage or other encumbrance.

         "Loan Agreement" means this Agreement.

         "Loan Documents" means this Agreement and the Note.

         "Moody's" means Moody's Investors Service, Inc, or any successor thereto.

         "Material Adverse Change" means a material adverse change in (a) the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken or as a whole, (b) the Borrower's ability to perform its obligations under the Loan Documents or under the Third Party Loan Agreements or either of them or (c) the rights and remedies of the Lender as determined by the Lender in its reasonable discretion.

         "Material Adverse Effect" means a material adverse effect on (a) the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken or as a whole, (b) the Borrower's ability to perform its obligations under the Loan Documents or under the Third Party Loan Agreements or any of them, or (c) the rights and remedies of the Lender hereunder as determined by the Lender in its reasonable discretion.

         "Maturity Date" means October 31, 2005.

         "Note" means the promissory note of the Borrower payable to the order of the Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to the Lender resulting from Advances made by the Lender.

         "Notice of a Borrowing" means either a Notice of Interest Advance or a Notice of Working Capital Advance.

         "Notice of Interest Advance" has the meaning assigned to it in Section 2.02(b).

         "Notice of Working Capital  Advance" has the meaning  assigned to it in
         Section 2.02(a).

         "Obligations" has the meaning assigned to it in Section 8.04.

         "Other  Taxes"  has  the  meaning  assigned  to it in  Section
         2.08(b).

         "PBGC" has the meaning assigned to it in Section 5.02(d).

         "Person" means any natural person, corporation, business trust, joint venture, limited liability company, association, company, partnership, or government, or any agency or political subdivision thereof.

         "Plan" means any pension plan (including a multi-employer plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code which is maintained for or to which contributions are made for employees of the or any ERISA Affiliate.

         "Refund" has the meaning assigned to it in Section 2.08(e).

         "Subordinate Debt" means unsecured Indebtedness incurred by the Borrower which is expressly subordinated and made junior to the payment and performance in full of the Advances and any other loans and advances or extensions of credit made or to be made by Lender to the Borrower, or to others for the account of Borrower, pursuant to the terms of this Agreement, together with interest thereon and including all indebtedness, fees, liabilities and obligations which may at any time be owing by Borrower to Lender pursuant to this Agreement, and contains terms and conditions satisfactory to Lender.

         "Subsidiary" means, to any Person, (a) any corporation more than 50% of whose capital stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a fifty percent (50%) interest in the total capital, total income and/or total ownership interests of such entity at any time and (c) any partnership in which such Person is a general partner.

         "Taxes" means any federal, state, local or foreign income, sales use, transfer, payroll, personal property, occupancy, franchise or other tax, levy, impost, fee, imposition, assessment or similar charge, together with any interest or penalties thereof.

         "Third Party Loan Agreements" mean the following:

         (a) Credit Agreement dated as of November 21, 1997 among the Borrower and the Lender (as Parent Guarantor) and a consortium of banks of which Citibank, N. A., is the Administrative Agent and providing for extension of credit in the sum of four hund-red million dollars ($400,000,000),

         (b) Notes of the Borrower aggregating the principal amount of three hundred twenty-five million dollars ($325,000,000) dated as of April 15, 1999 and due May 15, 2004 and carrying interest at the rate of 6.05% per annum, issued pursuant to the Indenture of said date between the Borrower and Citibank, N.A., as Trustee and

         (c) various capitalized leases in existence on the date of this Agreement and noted in the books and records of the Borrower and including without limitation those capital leases reported on in the balance sheet of the Borrower dated as of September 30, 2000.

         "Working Capital Advances" means an Advance made during the Working Capital Period to be utilized either to (i) fund working capital or other general corporate purpose of the Borrower or (ii) fund interest payments due on Working Capital Advances then outstanding, including Working Capital Advances consisting of payments of interest. In no event may Working Capital Advances exceed two hundred sixty million dollars ($260,000,000).

         "Working Capital Period" means the period commencing on October 30, 2000 and expiring on December 31, 2001 or such later date (but in no event later than December 31, 2002) that Lender may designate.

SECTION 1.02. COMPUTATION OF TIME PERIODS. In this Agreement in the computa-tion of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

SECTION 1.03. ACCOUNTING TERMS. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that, for purposes of determining compliance with any covenant set forth in Articles V and VI, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the application used in preparing the audited financial statements referred to in Section 4.02.




                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

SECTION  2.01.  THE ADVANCES.

(a) The Lender agrees, on the terms and conditions hereinafter set forth, to make Working Capital Advances and Interest Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Maturity Date, on a revolving basis, provided that (i) the aggregate (of Advances) at any time may not at any time exceed $450,000,000 and the aggregate of Working Capital Advances may not exceed $260,000,000, and (ii) no Working Capital Advance shall be made subsequent to the Working Capital Period.

(b) The initial Working Capital Advance shall be in integral multiples of $500,000, but in no event less than $1,000,000. Each additional Working Capital Advance shall be in integral multiples of $500,000, except that a Working Capital Advance made to pay interest on the then outstanding Working Capital Advances shall be in the amount of said interest. Each Interest Advance shall be in an amount of the interest then due on the aggregate of Working Capital Advances and Interest Advances then outstanding.

(c) All Advances shall be evidenced by the Note to be executed and deliver-ed by Borrower, with appropriate insertions.

SECTION  2.02.  MAKING THE ADVANCES.

(a) Working Capital Advance: Each Working Capital Advance shall be made during the Working Capital Period on notice to the Lender in the form of the Notice of Working Capital Advance attached as Exhibit B, given not later than 11:00 A.M. (New York City time) on the fifth Business Day prior to the date of the proposed Advance. Provided however that in the event that on a date which is five (5) days immediately preceding an Interest Payment Date during the Working Capital Period, no Notice of Working Capital Advance or no notice that the Borrower will pay such interest from other sources has been received by Lender, then subject to the provisions of subsection (d), Borrower shall be deemed to have given a Notice of Working Capital Advance in the amount of such interest on such date.

(b) Interest Advance: Each Interest Advance shall be made in the following manner: Interest Advances shall only be made commencing with January 1, 2002. Each Interest Advance shall be made on Notice in the form of the Notice of Interest Advance, attached as Exhibit "C" given not later than 11:00 A.M. (New York City time) on the fifth Business Day prior to each Interest Payment Date when interest is due and shall re-quest an Interest Advance in the amount of interest to be due on each such Interest Payment Date. Provided however that in the event the Lender shall not have received a Notice of Interest Advance or a notice from the Borrower that such interest will be paid from other sources on a date no later than five days immediately preceding such Interest Payment Date, then subject to the provisions of sub-section (d), the Borrower shall be deemed to have given the Lender a Notice of Interest Advance requesting an Interest Advance in the amount of said interest, and said Interest Advance shall be made by the Lender to the Borrower.

(c) Within the limits and provision of this Agreement, the Borrower may, from time to time, borrow, prepay pursuant to Section 2.05 and reborrow pursuant to Section 2.01 and 2.02.

(d) In the event the Working Capital Period is extended beyond December 31, 2001 then the Borrower shall have the option, in its discretion during the period commencing with January 1, 2002 and expiring on the date of the Working Capital Period to request either an Interest Advance or a Working Capital Advance and in the event interest is to be paid on an Interest Payment Date and the Borrower has not requested an advance pursuant to sub-section (a) or (b) and has not sent the notice referenced in sub-section (a) or (b), the Borrower shall be deemed to have given a Notice of Interest Advance in the amount of such interest.

(e) Each Notice of a Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing, the Borrower shall indemnify the Lender against any loss, cost or expense incurred by the Lender as a result of any failure to fulfill, on or before the date specified in such Notice of a Borrowing, the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to fund the Advance to be made by the Lender as part of such Borrowing. The Borrower shall pay amounts owing to the Lender pursuant to this Section 2.02(b) within 30 days after receipt from the Lender of a certificate setting forth in reasonable detail the calculation of the amount the Lender is entitled to claim under this Section 2.02(b) (which certificate shall be conclusive and binding for all purposes, absent manifest error).

SECTION 2.03. REPAYMENT OF AN ADVANCE. The Borrower hereby promises to and shall pay to the Lender the entire outstanding principal amount to-gether with any interest then outstanding upon the Maturity Date.

SECTION  2.04.  INTEREST.

(a) Ordinary Interest. The Borrower shall pay interest on each Interest Payment Date compounded monthly on the unpaid principal amount of each Advance made by the Lender, from the date of such Advance until repaid, or if not repaid by the Maturity Date, until the Maturity Date, at fifteen percent (15%) per annum computed as provided in Section 2.07(b).

(b) Default Interest. Additionally the Borrower shall pay interest on the unpaid amount of any interest or an Advance hereunder that is not paid when due, at a rate per annum during the period from the due date thereof to the date on which such amount is paid in full equal to seventeen percent (17%) per annum, compounded monthly and computed as provided in Section 2.07(b).

SECTION  2.05.  PREPAYMENTS OF ADVANCES.

(a) The Borrower shall have no right to prepay any principal amount of any Advance on any Interest Payment Date other than as provided in subsection (b) below.

(b) The Borrower, upon at least one Business Day's notice to Lender stating the proposed date and aggregate principal amount of the prepayment, may prepay any principal amount of Advances then outstanding, in whole or in part. If such notice is given, the Borrower shall prepay said stated principal amount of the Advances, together with accrued interest to the date of such repayment on the principal amount prepaid without premium or penalty; provided, however, that each partial prepayment shall be in an aggregate principal amount not less than $1,000,000 or integral multiples of $500,000 in excess thereof.

SECTION 2.06. INCREASED COSTS. If, due to either the introduction of or any change in (to the extent any such introduction or change occurs after the date hereof) or in the interpretation of any law or regulation there shall be any increase in the cost to The Lender of agreeing to make or making, funding or maintaining the Advances, the Borrower shall from time to time, within thirty
(30) days after delivery by the Lender to the Borrower of a certificate as to the amount of (and specifying in reasonable detail the basis for) such increased cost, pay to the Lender the amount of the increased costs set forth in such certificate (which certificate shall be conclusive and binding for all purposes, absent manifest error); provided that, before making any such demand, the Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to avoid the need for, or reduce the amount of, such increased cost which would not, in the reasonable judgment of the Lender, be otherwise disadvantageous to the Lender.

SECTION  2.07.  PAYMENTS AND COMPUTATIONS.

(a) The Borrower shall make each payment hereunder and under the Note without set-off or counterclaim not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Lender at its address referred to in Section 8.02 in same day funds.

(b) All computations of interest shall be made by Lender pursuant to Sections 2.04 and 2.05 on the basis of a 360 day year (12 thirty day months), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by Lender of an interest payment due hereunder shall be conclusive and binding for all purposes, absent manifest error.

SECTION  2.08.  TAXES.

(a) Any and all payments by the Borrower hereunder or under the Note shall be made, in accordance with Section 2.07, free and clear of and without deduction for any and all present or future Taxes, deductions, charges or withholdings and all liabilities with respect thereto, excluding, in the case of the Lender, of the Lender's taxes imposed on its income and franchise taxes imposed on it by the jurisdiction under the laws of which the Lender is organized or any political subdivision thereof ("Excluded Taxes"). If the Borrower shall be required by law to deduct any Taxes (other than Excluded Taxes) from or in respect of any sum payable hereunder or under the Note to the Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.08) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b) In addition, the Borrower agrees to pay any present or future stamp, documentary, privilege, intangible or similar Taxes or any other excise or property taxes, charges or similar levies which arise at any time or from time to time (other than Excluded Taxes) from any payment made hereunder or under the Note or from the execution, delivery or registration of, or otherwise with respect to, the Loan Documents or any of them hereinafter referred to as "Other Taxes").

(c) The Borrower will indemnify the Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.08) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. The Lender will use reasonable efforts to contest such a Tax or Other Tax that, in its opinion, is incorrectly asserted. Payment of this indemnification shall be made within 30 days from the date Lender makes written demand therefor.

(d) Within 30 days after the date of any payment of Taxes or Other Taxes, the Borrower will furnish to the Lender, at its address referred to in
         Section 8.02, the original or a certified copy of a receipt evidencing payment thereof.

(e) If the Lender shall become aware that it is entitled to claim a Refund (as hereinafter defined) from a taxing authority, the Lender shall promptly notify the Borrower of the availability of such Refund and shall, within 30 days after receipt of a written request by the Borrower, make a claim to such taxing authority for such Refund at the Borrower's expense if, in the judgement of the Lender, the making of such claim will not be otherwise disadvantageous to the Lender. If the Lender receives a Refund from a taxing authority, it shall promptly pay to the Borrower the amount so received (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.08 with respect to the taxes or Other Taxes giving rise to such Refund) , net of all reasonable out-of-pocket expenses (including the net amount of taxes, if any, imposed on the Lender). The Borrower, upon the request of the Lender, shall repay the amount paid over to the Borrower (plus penalties, interest and other charges) to Lender in the event the Lender is required to repay such Refund to such taxing authority. Nothing contained in this Section
         2.08 shall require the Lender to make available any of its tax returns (or any other information that it deems to be confidential or proprietary). For purposes of this Section 2.08(e) a "Refund" means a refund of Taxes or Other Taxes (other than any such refund in the form of a tax credit) for which the Lender has been indemnified by Borrower (or with respect to which Borrower has paid additional amounts) pursuant to this Section 2.8, provided that the entitlement to such refund arises solely from a manifest error in the amount of such taxes or Other Taxes so paid.

(f) Without prejudice to the survival of any other agreement of Borrower, the agreements and obligations of the Borrower contained in this
         Section 2.08 shall survive the payment in full of all obligations hereunder and under the Note.



                                  ARTICLE III

                             CONDITIONS OF LENDING

         The obligations of the Lenders to make Advances hereunder are subject to the satisfaction, or waiver of, immediately prior to or concurrently with the making of any Advance the following conditions:

SECTION  3.01.  FIRST BORROWING.  On the Closing Date:

(a)      The   Lender   shall  have  received  the  duly  executed Note and this
         Agreement;

(b) The Lender shall have received a favorable written opinion of either the general counsel or the corporate secretary of the Borrower (provided that such corporate secretary is an attorney admitted to practice law, and is in good standing, in a jurisdiction within the United States of America) dated the Closing Date and addressed to the Lender, to the effect set forth in Exhibit D hereto.

(c) All legal matters incident to this Loan Agreement and the Borrowings hereunder shall be satisfactory to the Lender;

(d)      The Lender shall have received:

         1. a copy of the certificate or articles of incorporation, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the state of Delaware, and a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State;

         2. a certificate of the Secretary or Assistant Secretary of Borrower dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of the Loan Documents to which it is a party and the Borrowings hereunder, and that such resolutions have not been modified, rescinded, or amended and are in full force and effect, (C) that neither the certificate or articles of incorporation of the Borrower has been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause
         1. above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of the Borrower;

         3. such other documents as Lender may reasonably request.

(e) The Lender shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (a),
         (b) and (d) of this Section 3.01.

(f)      The  Lender  shall  have  received   evidence  that  all  governmental,
         shareholder  and  third  party  consents  and  approvals   required  in
         connection with the transactions and the related financings contemplated hereby and of the expiration of all applicable waiting periods without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the judgment of the Lender could have such effect.

(g) The Lender shall be satisfied that there does not exist any pending or threatened action, suit, investigation or proceeding against Borrower or its assets that could reasonably be expected to have a Material Adverse Effect.

(h) The Lender is satisfied that, after giving effect to the making of the Advances made on the Closing Date, the Borrower shall have no agreements or commitments providing for the advancement or lending of monies other than the Loan Documents, the Third Party Loan Agreements and purchase money obligations incurred in the ordinary course of business.

(i) The Lender shall have received a certificate or certificates executed by a Financial Officer of the Borrower as of the Closing Date stating that (i) after giving effect to the making of the Advances and Borrowings under this Loan Agreement and application of the proceeds thereof, the Borrower is in compliance with all existing financial obligations, (ii) all governmental, shareholder and third party consents and approvals, if any, with respect to the Loan Documents and the transactions contemplated thereby have been obtained, (iii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect the Borrower or any transaction contemplated by the Loan Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect, and (iv) immediately after giving effect to this Loan Agreement, the Third Party Loan Agreements and all the transactions contemplated therein to occur on such date, (A) no Default or Event of Default exists, (B) and all representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects.

(j)      The Lender shall have received instruments, agreements or   information
         as reasonably requested by Lender.

(k) The Lender is satisfied that no Material Adverse Change or development reasonably likely to have a Material Adverse Effect, shall have occurred, no occurrence or event which is reasonably likely to have a Material Adverse Effect shall have occurred and be continued, and on or prior to the Closing Date there shall not have occurred a substantial impairment of the financial markets generally which, in the reasonable judgment of the Lender, has materially and adversely affected the transactions contemplated hereby.

SECTION  3.02.  ALL ADVANCES.  On the date of each Advance:

(a) The representations and warranties set forth in Article IV shall be true and correct in all material respects on and as of the date of such Advance with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which event such representations and warranties shall have been true and complete on and as of such earlier time.

(b) The Borrower shall be in compliance with all of the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of, and immediately after such Borrowing, no Event of Default or Default shall have occurred and be continuing;

(c) Each Advance shall be deemed to constitute a representation and warranty by the Borrower on the date of such Borrowing as to the matters specified in paragraphs (a) and (b) of this Section 3.02.

(d) The Note shall be modified to reflect any additional Borrowings and re-payments of any Borrowings.

                                  ARTICLE IV A

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         To induce the Lender to enter into this Loan Agreement and make the Advances referenced herein, the Borrower represents and warrants to the Lender that:

SECTION  4.01.  ORGANIZATION; POWERS; GOVERNMENTAL  APPROVALS.

(a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (iii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not have a Adverse Effect and (iv) the Borrower's execution, delivery and performance of this Agreement and the Loan Documents are within its corporate powers, have been duly authorized by all necessary actions and do not violate or create a default under law, its organizational documents, or any con-tractual provision binding upon it. This Agreement and the Notes con-stitute legal, valid and binding obligations of the Borrower.

(b) All Governmental Approvals have been duly obtained, are in full force and are in effect without having been amended or modified in any manner that may impair the ability of the Borrower to perform its obligations under this Agreement or the Note, and are not the subject of any pending or overtly threatened appeal, stay or other challenge.

SECTION  4.02.  FINANCIAL STATEMENTS AND SECURITIES LAW FILINGS.

The Borrower has furnished to Lender its most recent filings with the Commission on Forms 10-K and 10-Q. Each of the financial statements in such Forms 10-K and 10-Q, and each such subsequent filing, has been, and each of the financial statements to be furnished pursuant to Section 5.02 (the "Financials") will be, prepared in accordance with GAAP applied consistently with prior periods except as therein noted, and presents fairly or will present fairly in all material respects the consolidated financial position of the Borrower, as the case may be, as of the date thereof and the results of the operations of the Borrower for the period then ended (subject in the case of unaudited financial statements to normal year-end adjustments and the absence of footnotes). The financial statements contained in Form 10K have been and will be audited by KPMG Peat Marwick independent certified public accountants and the financial statements contained in Form 10Q have been and will be prepared by a Financial Officer of the Borrower (subject in the instance of Financials to the provisions of Section 5.02).

SECTION 4.03. NO MATERIAL ADVERSE CHANGE. From the date of the Borrower's most recent financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 1999 furnished to Lender pursuant to Section 4.02 through the date of the initial Borrowing, and except as described in the Borrower's Quarterly Reports on Form l0-Q for the quarterly periods ended March 31, 2000, and June 30, 2000 furnished to Lender pursuant to Section 4.02 prior to the date hereof, there has been no material adverse change in the condition, financial or otherwise of the Borrower and its Subsidiaries taken as a whole, and there has occurred no event or condition which is likely to result in a Material Adverse Change in the Borrower and its Subsidiaries taken as a whole.

SECTION  4.04.  TITLE TO PROPERTIES: POSSESSION UNDER LEASES.

(a) The Borrower and each of its Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material respective properties and assets and licenses, easements, rights of way and other rights to use, except for minor defects in title that do not interfere with its respective ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.01.

(b) The Borrower and each of its Subsidiaries has complied with all obligations under all material leases to which it is a party and all such leases are in full force and effect, except where such failure to comply or maintain such leases in full force and effect would not have a Material Adverse Effect. The Borrower enjoys peaceful and undisturbed possession under all such material leases except where such failure would not have a Material Adverse Effect.

SECTION  4.05.  LITIGATION: COMPLIANCE WITH LAWS.

(a) There is no action, suit, or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of the Borrower, threatened, against the Borrower, except as disclosed in the Borrower's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 or its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2000, and June 30, 2000 furnished to Lender pursuant to Section 4.02 prior to the date hereof that could reasonably be expected to have a Material Adverse Effect or result in a Material Adverse Change.

(b) The Borrower is not in violation of any law, rule, or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be anticipated to result in a Material Adverse Effect. The Borrower has no knowledge of any order or notice of any governmental investigation or of any violation or claim of violation of any law, regulation, notice judgment, rule, order or other governmental pronouncement.

SECTION  4.06.  AGREEMENTS.

(a) The Borrower is not a party to any agreement or instrument or subject to any corporate restriction that has resulted, or could reasonably be anticipated to result in a Material Adverse Effect.

(b) The Borrower is not in default in any manner under any provision of any indenture or other agreement or instrument evidencing indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, including without limitation the Third Party Loan Agreements, where such default could reasonably be anticipated to result in a Material Adverse Effect Change or have a Material Adverse Effect. Borrower knows of no dispute with respect to the Borrower or any of its Subsidiaries regarding any agreement, instrument or commitment which could reasonably be expected to have a Material Adverse Effect.

SECTION 4.07. TAX RETURNS. The Borrower has filed or caused to be filed all federal, state and local tax returns required to have been filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which the Borrower shall have set aside on its books adequate reserves.

SECTION 4.08. OTHER INDEBTEDNESS. Except for Indebtedness incurred in the ordinary course of its business and except for the Indebtedness incurred under the Third Party Loan Agreements, the Borrower has no Indebtedness.

SECTION 4.09. GOVERNMENTAL APPROVALS. All Governmental Approvals required for the transaction contemplated by this Agreement have been given.

SECTION 4.10. NO MATERIAL MISSTATEMENTS. No statement, information, report, financial statement, exhibit, or schedule furnished by or on behalf of Borrower to Lender in connection with negotiation of this Agreement or included herein or delivered pursuant hereto contained, contains, or will contain any material misstatement of fact or intentionally omitted, omits, or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are, or will be made, not misleading. There is no fact now known to any officer of the Borrower or any of its Subsidiaries which has, or could reasonably be expected to have a Material Adverse Effect, which fact has not been set forth in the Financials, the financial statements referenced in Section 4.02, or any certificate, opinion or other written statement made or furnished by the Borrower to the Lender.

SECTION  4.11.  EMPLOYEE BENEFIT PLANS.

(a) Each Plan is in compliance with ERISA, except for such noncompliance that has not resulted, and could not reasonably be anticipated to result, in a Material Adverse Effect.

(b) No Plan has an accumulated or waived funding deficiency within the meaning of Section 412 or Section 415 of the Code, except for any such deficiency that has not resulted, and could not reasonably be anticipated to result, in a Material Adverse Effect.

(c) No proceedings have been instituted to terminate any Plan, except for such proceedings where the termination of a Plan has not resulted, and could not reasonably be anticipated to result, in a Material Adverse Effect.


                                  ARTICLE IV B

                    REPRESENTATIONS AND WARRANTIES OF LENDER

SECTION 4.12. The Lender represents and warrants that no Taxes or Other Taxes will be incurred on the date hereof in connection with the execution and delivery of the Loan Documents.


                                   ARTICLE V

                              AFFIRMATIVE COVENANTS

         Borrower covenants and agrees with the Lender that, so long as this Agreement remains in effect or the principal of or interest on any Advance (or any portion thereof), or any other expenses or amounts payable hereunder, shall be unpaid, the Borrower will:

SECTION  5.01.  EXISTENCE, BUSINESSES AND PROPERTIES.

(a) Preserve and maintain, and cause each Subsidiary to preserve and main-tain its corporate existence, rights and franchises.

(b) pay, and cause each Subsidiary to pay, prior to same becoming delinquent, (i) all Taxes, including without limitation, taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies, or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being disputed in good faith, and the Borrower and each Subsidiary has maintained adequate reserves with respect thereto;

(c) maintain and cause each Subsidiary to maintain or cause to be maintained insurance with financially sound and reputable insurers, or self-insurance, with respect to its properties and against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances, and

(d) comply with and cause each Subsidiary to comply with all acts, rules, regulations, directions and ordinances of any legislative, administrative or judicial body or official applicable to the operations of its business.

SECTION  5.02.  FINANCIAL STATEMENTS, REPORTS,  ETC.  Furnish  to the Lender:

(a) as soon as available and in any event within 120 days after the end of each fiscal year, (i) consolidated balance sheets and the related statements of income and cash flows of Borrower as of the close of such fiscal year (which requirement shall be deemed satisfied by the delivery of the Annual Report on Form 10-K (or any successor form) for such year) all which have been audited by KPMG Peat Marwick or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Borrower in accordance with GAAP consistently applied.

(b) within 65 days after the end of each of the first three fiscal quarters of each fiscal year, (i) consolidated balance sheets and related statements of income and cash flows of Borrower as of the close of such fiscal quarter and the then elapsed portion of the fiscal year (which requirement shall be deemed satisfied by the delivery of the Borrower's Quarterly Report on Form 10-Q (or any successor form) for such quarter), each certified by a Financial Officer as fairly presenting the financial condition and results of operations of Borrower in accordance with GAAP consistently applied, subject to normal year-end audit adjustments.

(c) promptly upon the mailing or filing thereof copies of all financial statements, reports and proxy statements mailed to the Borrower's public shareholders, and copies of all registration statements (other than those on Form S-8) and Form 8-K's (to the extent that such Form 8-K's disclose actual or potential adverse developments with respect to the Borrower or could reasonably be anticipated to constitute a Material Adverse Effect) filed with the Commission (or any successor thereto) or any national securities exchange;

(d) promptly after (i) the occurrence thereof, notice of any ERISA Termination Event or "prohibited transaction", as such terms are de-fined in Section 4975 of the Code, with respect to any Plan that results, or could reasonably be anticipated to result, in a Material Adverse Effect, which notice shall specify the nature thereof and the Borrower's proposed response thereto, and (ii) actual copies of any notice of Pension Benefit Guaranty Corporation's (PBGC) intention to terminate or to have a trustee appointed to administer any Plan; and

(e) promptly, from time to time, such other information, regarding its operations, business affairs and financial condition, or compliance with the terms of this Loan Agreement, as the Lender may reasonably request.

SECTION  5.03.  LITIGATION AND OTHER NOTICES.   Furnish  to  the  Lender  prompt
         written notice of the following:

(a)      any  Event   of  Default  or Default, specifying the  nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(b) the filing or commencement of, or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower which is reasonably likely to be adversely determined and which, if adversely determined, could reasonably be anticipated to result in a Material Adverse Effect; and

(c) any development with respect to the Borrower that has resulted in, or could reasonably be anticipated to result in, a Material Adverse Effect.

SECTION 5.04. MAINTAINING RECORDS. Maintain all financial records in accor-dance with GAAP and, upon reasonable notice, permit the Lender to visit and in-spect the financial records of the Borrower at reasonable times and as often as requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Lender to discuss the affairs, finances and condition of the Borrower with the appropriate officers thereof and, with Borrower's consent, the Borrower's independent accountants.

SECTION 5.05. USE OF PROCEEDS. Cause the proceeds of any Working Capital Advance (other than a Working Capital Advance which is utilized to pay interest obligations) to be used to provide working capital and for other general corporate purposes of the Borrower and cause the proceeds of any Interest Advance to be used for the payment of interest on Advances as same becomes due. Without limitation of the foregoing, in no event shall any portion of such proceeds be used by the Borrower for the purpose of purchasing or carrying any "Margin Stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or for any other purpose which violates the provisions of Regulation or X of said Board of Governors or for any other purpose in violation of any applicable statute or regulation or the terms and conditions of this Loan Agreement.


                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Borrower covenants and agrees with the Lender that, so long as this Loan Agreement shall remain in effect or the principal of or interest on any Advance (or any portion thereof), or any other expenses or amounts payable hereunder, shall be unpaid, it will not permit any of its Subsidiaries to:

SECTION 6.01. ASSET SALES. Sell, assign, or otherwise dispose of assets (whether in one transaction or a series of transactions), if after giving effect to such transaction, Borrower or one or more of its Subsidiaries will have disposed of, in the aggregate, assets representing more than 25% of Borrower's Consolidated Tangible Assets.

SECTION 6.02. LIENS. Mortgage, assign, pledge, transfer or otherwise permit any Lien or judgment (whether as a result of a purchase money or title retention transaction, or other security interest, or otherwise) to exist on any of its assets or properties, whether real, personal or mixed, whether now or hereafter acquired, except for Liens on fixed assets securing purchase money Indebtedness provided the total of all such Indebtedness to all such Persons taken together shall not exceed an aggregate principal amount of $150,000 at any one time outstanding, and provided that any such Lien attaches to such assets concurrently either or within thirty (30) days after the acquisition thereof and only to the assets to be or being acquired.

SECTION 6.03. MERGERS. Merge or consolidate with any Person, or enter into or effect any recapitalization, reorganization or other transaction of like effect or dissolve, or except as permitted by Section 6.01 of this Agreement, sell, assign, lease, or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person without Lender's consent.

ARTICLE 6.04. ADDITIONAL INDEBTEDNESS. Incur or create any liability or Indebtedness other than (i) trade payables incurred in the ordinary course of the Borrower's or the particular Subsidiary's business, (ii) purchase money indebtedness of the type and in the aggregate amount as referenced in Section
6.02 or Subordinated Debt on terms and conditions acceptable to Lender, or (iii) pursuant to any of the Third Party Loan Agreements.

ARTICLE 6.05. TRANSACTIONS WITH AFFILIATES. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower than terms and conditions that could be obtained on an arm's length basis from unrelated third parties or as otherwise may be required by any Federal or state Governmental Authority.

SECTION 6.06. NO GUARANTIES. Assume, guarantee, endorse, or otherwise become liable upon the obligations of any other Person, including without limitation any affiliate or subsidiary of Borrower, except (i) by the endorsement of negotiable instruments in the ordinary course of business and (ii) in connection with the incurrence of Indebtedness permitted pursuant to Section 6.04.

SECTION  6.07.  DIVIDENDS  OF  DISTRIBUTIONS.    Make  any   dividend  or  other
distribution except that a Subsidiary may make dividend or other distributions to the Borrower.

SECTION 6.08. NO INVESTMENTS. Make other investments other than (i) interest-bearing demand or time deposit (including certificates of deposit) which are insured by the Federal Deposit Insurance Corporation or a similar federal in-surance program or as the Lender may approve, or (ii) money market funds approv-ed by Lender. Such approvals shall not be unreasonably withheld.


                                  ARTICLE VII

                               EVENTS OF DEFAULT

SECTION 7.01. DEFAULTS. An Event of default ("Event of Default") under this Agreement shall be deemed to exist if any one or more of the following events occurs and is continuing, whatever the reason, therefore:

(a) any representation or warranty made or deemed made in or in connection with this Loan Agreement or Advances hereunder, or any representation, warranty, statement, or information contained in any written report, certificate, financial statement, or other instrument furnished in connection with or pursuant to this Loan Agreement, shall prove to have been false or misleading in any material respect when so made, deemed made, or furnished;

(b) failure to pay or default shall be made in the payment of any principal of any Advance (or any portion thereof) when and as the same shall become due and payable, whether at the due date thereof or at a date fixed or for prepayment thereof or by acceleration thereof or otherwise;

(c) failure to pay or default shall be made in the payment of any interest on any Advance (or any portion thereof) or any fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days following the Lender's notification;

(d) failure to pay or default shall be made in the due observance or per-formance of any covenant, condition, or agreement contained in Article V or Article VI;

(e) default shall be made in the due observance or performance of any covenant, condition, or agreement contained herein (other than those specified in (b), (c), or (d) above) and such default shall, continue unremedied for a period of 30 days after the earlier to occur of (i) the Borrower obtaining knowledge thereof and (ii) the date that written notice thereof shall have been given to Borrower;

(f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower of a substantial part of the property or assets of the Borrower under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership, or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator, or similar official for the Borrower for a substantial part of the property or assets of the Borrower, or (iii) the winding-up or liquidation of the Borrower; and such particular proceeding or petition or appointment shall continue undismissed for sixty (60) days, or an order or decree approving or ordering any of the foregoing shall be entered;

g) The Borrower shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership, or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (f) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator, or similar official for the Borrower or for a substantial part of the property or assets of the Borrower, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability, or fail generally to pay its debts as they become due, or (vii) take any action for the purpose of effecting any of the foregoing;

(h) The Borrower fails to pay when due, or within any grace period applicable thereto by the terms thereof any indebtedness under either of the Third Party Loan Agreements or other Indebtedness of the Borrower aggregating $5,000,000 or more;

(i) The Borrower shall fail to observe or perform any covenant or agreement contained in any single agreement or instrument relating to any Indebtedness in excess of $5,000,000, singly or in the aggregate, with respect to all other Indebtedness, in each case within any applicable grace period, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment or the exercise by the Borrower of its right to make a voluntary prepayment) in whole or in part prior to the stated maturity;

(j) a judgment or order for the payment of money in excess of $5,000,000 and having a Material Adverse Effect shall be rendered against Borrower and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement, or otherwise); and

(k)      there shall have occurred A Change in Control.  or

         In the event of any Event of Default, then, and in every such event (other than an event with respect to the Borrower described in paragraph (f) or
(g) above), and at any time thereafter during the continuance of such event, Lender, shall by notice to Borrower, shall take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitment and (ii) declare the Advances then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Advances so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest, or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to the Borrower described in paragraph (f) or (g) above, the Commitment shall automatically terminate and the principal of the Advances then outstanding, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest, or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

SECTION 7.02. FURTHER REMEDIES. Upon the occurrence of any one or more Events of Default, the Lender may proceed to protect and enforce its rights under this Agreement and the other Loan Documents by exercising such remedies as are available to the Lender in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any provision contained in this Agreement or any of the other Loan Documents or in aid of the exercise of any power granted in this Agreement or any of the other Loan Documents.


                                  ARTICLE VIII

                                 MISCELLANEOUS

SECTION 8.01 . AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower and the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 8.02. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and personally delivered, mailed, (registered or certified mail) return receipt requested), facsimiled or delivered by carrier (such as Federal Express), if to the Borrower at Three High Ridge Park, Stamford, Connecticut 06905, Attention: Don Armour, Vice President of Finance, (Facsimile number (203) 614-4625); and if to the Lender, at Three High Ridge Park, Stamford, Connecticut 06905, Attention: Scott N. Schneider, Executive Vice President (Facsimile number
(203) 614-5130). Such notices and communications shall be deemed delivered at the following times:

(a) If mailed, on the third business day immediately succeeding posting, with postage pre-paid.

(b) If by facsimile, on the day transmitted, if confirmed, provided such day is a business day of the recipient, and if not, on the immediately succeeding business day.

(c)      If personally delivered, on such day.

(d) If transmitted by carrier, on the second business day following delivery to the carrier for delivery on the immediately succeeding business day.

SECTION 8.03. NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 8.04. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default under Article VII or (ii) the making of the request or the granting of the consent specified by Article VII to authorize the Lender to declare the Note due and payable pursuant to the provisions of Article VII, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Lender or such Affiliate to or for the credit or the account of Borrower (all such deposits and other indebtedness being herein called "Obligations") against any and all of the obligations of Borrower now or hereafter existing under this Loan Agreement and the Note held by the Lender, whether or not the Lender shall have made any demand under this Loan Agreement or such Note and although the Obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies which the Lender may have.

SECTION 8.05. BINDING EFFECT. This Agreement shall become effective when it shall have been executed by Borrower and Lender, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein or delegate any of its obligations hereunder without the prior written consent of Lender.

SECTION 8.06 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and the Note shall be governed by, and construed in accordance with, the law of the State of New York, applicable to agreements made and fully to be performed therein and without any reference to any rules of conflicts of laws. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

SECTION 8.07. SEVERABILITY. In case any provision in this Agreement or in any Note shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Agreement or the Note, as the case may be, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In such instance Borrower and Lender shall exert their best efforts to negotiate and agree upon a substitute provision providing the same rights and obligations as the unenforceable provision, which will not be invalid, illegal or unenforceable.

SECTION 8.08. EXECUTION IN COUNTERPARTS. This Loan Agreement may be executed in the number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 8.09. SURVIVAL. The obligations of the Borrower under Sections 2.08, shall survive the repayment of the Advances. In addition, each representation and warranty made, or deemed to be made by any Notice of a Working Capital Advance or a Notice of an Interest Advance herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Advance, any Default or Event of Default that may arise by reason of such representation or warranty provision have been false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time the Advance was made.

SECTION 8.10. SENIOR DEBT. The Advances pursuant to this Agreement shall be deemed to be senior debt of the Borrower, and accordingly shall be senior to and have priority over all Indebtedness of the Borrower other than trade accounts payable incurred in the Borrower's ordinary course of business and other than to the extent any of the Third Party Loan Agreements requires the Advances under this Agreement to be subordinated to such Third Party Loan Agreement and all indebtedness and obligations thereunder, in which event this Agreement and the Advances under this Agreement are and shall be deemed to be subordinate to such Third Party Loan Agreement and the obligations and indebtedness of the Borrower thereunder.

SECTION 8.11. WAIVER OF JURY TRIAL. EACH OF BORROWER, AND LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 8.12. CONFIDENTIALITY. The Lender agrees to hold all non-public information obtained pursuant to the provisions of this Agreement in accordance with its customary procedure for handling confidential information of this nature, provided that nothing herein shall prevent the Lender from disclosing such information, (i) upon the order of any court or administrative agency or otherwise to the extent required by statute, rule, regulation or judicial process, (ii) upon the request or demand of any other regulatory agency or authority, (iii) which had been publicly disclosed other than as a result of a disclosure by the Lender prohibited by this Agreement, (iv) in connection with any litigation to which the Lender is a party, or in connection with the exercise of any remedy hereunder or under any Note, (v) to the Lender's legal counsel and independent auditors and accountants and (vi) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.

SECTION  8.13.  PAYMENT OF EXPENSES,  INDEMNIFICATION.   The borrower  agrees to
pay all the reasonable  out-of-pocket costsand expenses of:

(a) the Lender in connection with the (i) the negotiation, preparation, execution and delivery and administration of this agreement and the other loan documents and the documents and instruments referred to therein (including without limitation, the reasonable fees and expenses of counsel to the Lender), and (ii) any amendment, waiver or consent relating hereto and thereto and

(b) the Lender in connection with the enforcement of the Loan Documents and the documents and instruments referred to therein, including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Lender. The Borrower shall indemnify, defend and hold harmless the Lender and its directors, officers, agents, employees and counsel from and against (x) and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it is finally judicially determined to have resulted from their own gross negligence or willful misconduct) arising out of or by reason of any litigation, investigation, claim or proceeding which arises out of or in any way related to

         1. this Agreement,

         2. any actual or proposed use by the Borrower of the proceeds of the Advances and

         3. the Lender's entering into this Agreement, the other Loan Documents or any other agreements and documents relating hereto, including, with-out limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with compliance of the foregoing, and (y) any such losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred in connection with any remedial or other action taken by the Borrower or the Lender in connection with compliance by the Borrower or any of its Subsidiaries, or any of their respective properties, with any federal, state or local environmental laws, acts, rules, regulations, orders, directions, ordinances, criteria or guidelines. If and to the extent that the obligations of the Borrower hereunder are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The Borrower's obligations under this Section 8.13 shall survive any termination of this Agreement and the other Loan Documents and the payment in full of the Advances, and are in addition, and not in substitution of, any other of their obligations set forth in this Agreement. In addition, Borrower shall, upon demand, pay to the Lender all reasonable costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by the Lender in (A) enforcing or defending its rights under or in respect of this Agreement, the other Loan Documents or any other document or instrument now or hereafter executed and delivered in connection herewith, and (B) in collecting the Advances.

SECTION 8.14.. ENTIRE AGREEMENT, SUCCESSORS AND ASSIGNS. This Agreement along with the other Loan Documents constitute the entire agreement among the Borrower and the Lender, supersedes any prior agreements among them, and shall bind and benefit the Borrower and the Lender and their respective successors and permitted assigns. The Borrower shall not assign this Agreement or any of its rights hereunder or delegate its obligations hereunder.

         IN WITNESS WHEREOF

         The Borrower and the Lender have caused this Loan Agreement to be executed and delivered by their proper and duly authorized officers as of the date first above written:


                                         ELECTRIC LIGHTWAVE, INC.


                                         By
                                         ---------------------------------------
                                         Its

ATTEST


------------------------------------
             Secretary

                                        CITIZENS COMMUNICATIONS COMPANY

                                        By
                                        ----------------------------------------
                                        Its


ATTEST


------------------------------------
             Secretary

                                   EXHIBIT A

                                  FORM OF NOTE

                                                  Dated:  As of October 30, 2000


         FOR VALUE RECEIVED, the undersigned, ELECTRIC LIGHTWAVE, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Citizens Communications Company (the "Lender") on the Maturity Date (as so defined in the Loan Agreement) the principal sum of U.S. $450,000,000 or, if less, the aggregate principal amount of Advances made by the Lender to the Borrower pursuant to the certain Loan Agreement dated the date hereof by and between the Borrower and the Lender (the "Loan Agreement"). Terms capitalized but not defined herein shall have the meanings given to them in the Loan Agreement. Payment shall be made at the principal offices of the Lender, Three High Ridge Park, Stamford, Connecticut 06905. The Loan Agreement, among other things, (i) provides for the making of Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Borrower promises to pay interest on the unpaid principal amount of each Working Capital Advance and each Interest Advance on each Interest Payment Date, and on the Maturity Date to pay any interest then remaining unpaid, at the interest rate specified in the Loan Agreement computed from the date of such Advance, and additionally agrees to pay Default Interest as provided in the Loan Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Lender, in same day funds. Each Advance made by the Lender to the Borrower pursuant to the Loan Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement.

         This note is the Note referred to in, and is entitled to the benefits of, the certain Loan Agreement.

         The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.
         This Note shall be governed by, and construed in accordance with, the law of the State of New York, United States of America, applicable to agreements made and fully to be performed therein and without any reference to any rules of conflicts of laws.


                                   ELECTRIC LIGHTWAVE, INC.



                                   By______________________________
                                   Its



                       ADVANCES AND PAYMENTS OF PRINCIPAL


------------------------ ---------------------- ---------------------- ----------------------- ---------------------
                           Amount of Advance     Amount of Principal      Unpaid Principal       Notation Made By
         Date                                      Paid or Prepaid            Balance
------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------

------------------------ ---------------------- ---------------------- ----------------------- ---------------------


                                  Form of Note

                                   EXHIBIT B

                       NOTICE OF WORKING CAPITAL ADVANCE


                                     [Date]



Citizens   Communications Company
Three High Ridge Park
Stamford, Connecticut 06905

Ladies and Gentlemen:

The undersigned, Electric Lightwave, Inc., refers to the Loan Agreement, dated October 30, 2000 (the "Loan Agreement", the terms defined therein, being used herein as therein defined), between the undersigned as Borrower and Citizens Communications Company, as Lender. Borrower hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Loan Agreement that the undersigned hereby requests a Working Capital Advance under the Loan Agreement, and in that connection sets forth below the information relating to such Advance as required by Section 2.02(a) of the Loan Agreement:

         (i) The Business Day of the proposed Advance is                       ;
                                                        -----------------------
        (ii) The aggregate amount of the proposed Advance is $                 .
                                                              ------------------

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Advance:

   (A) the representations and warranties contained in Article IV are correct, before and after giving effect to the proposed Advance and to the applica-tion of the proceeds therefrom, as though made on and as of such date; and

   (B) no event has occurred and is continuing, or would result from such pro-posed Advance or from the application of the proceeds therefrom, which constitutes a Default or an Event of Default.

                                        Very truly yours,


                                        ELECTRIC LIGHTWAVE, INC.

                                        By     ___________________________


                                        Title: ___________________________

                                   EXHIBIT C

                           NOTICE OF INTEREST ADVANCE

                                        [Date]

Citizens Communications Company
Three High Ridge Park
Stamford, Connecticut 06905

Ladies and Gentlemen:

The undersigned, Electric Lightwave, Inc., refers to the Loan Agreement, dated October 30, 2000 (the "Loan Agreement", the terms defined therein, being used herein as therein defined), between the undersigned as Borrower and Citizens Communications Company, as Lender. The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Loan Agreement that the undersigned hereby requests an Interest Advance under the Loan Agreement, and in that connection sets forth below the information relating to such Advance as required by Section 2.02(a) of the Loan Agreement:

         (i) The Business Day of the proposed Advance is ----------------------;

         (ii) The  aggregate  amount  of the  proposed  Advance  is $----------.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Advance:

  (A) the representations and warranties contained in Article IV are correct, before and after giving effect to the proposed Advance and to the application of the proceeds therefrom, as though made on and as of such date; and

  (B) no event has occurred and is continuing, or would result from such pro-posed Advance or from the application of the proceeds therefrom, which constitutes a Default or an Event of Default.

                                Very truly yours,

                                ELECTRIC LIGHTWAVE, INC.

                                By     ___________________________

                                Title:
                                       ___________________________

                                   EXHIBIT D

                  [Form of Opinion of Counsel of the Borrower]

                                                              ____________, 2000

Citizens Communications  Company
Three  High Ridge  Park
Stamford,  Connecticut  06905-1390

Ladies and  Gentlemen:

This opinion is rendered in connection with the Loan Agreement (the "Loan Agreement") dated as of October 30, 2000, between Electric Lightwave, Inc. (the "Borrower") and Citizens Communications Company, a Delaware Corporation (the "Lender"), providing for loans to be made by Lender to Borrower in an aggregate principal amount not exceeding $450,000,000. Terms defined in the Loan Agree-ment are used herein as therein defined.

I am [We are] the General Counsel of the Borrower and, in that capacity in connection with the foregoing, I [we] have examined the Loan Agreement and the Notes. I [we] have also examined originals or copies, certified or otherwise identified to my [our] satisfaction, of such documents, corporate records, certificates of public officials and other instruments, and have conducted such other investigations of fact and law, as I have deemed necessary or advisable for purposes of this opinion.

     Based on the foregoing,  I am [we are] of the opinion  that:

          1. Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, (b) has the requisite power and authority to own its property and assets and to carry on its business as now conducted and (c) is qualified to do business in every juris-diction where such qualification is required, except where the failure so to qualify would not have a Material Adverse Effect.

          2. The execution, delivery and performance by the Borrower of the Loan Agreement and the Note (a) have been duly authorized by all necessary corporate action on the part of Borrower and do not and will not require the consent or approval of shareholders of Borrower, other than such consents as have been obtained, (b) will not violate (i) any provision of law, statute, rule or regulation or the Certificate of Incorporation or the By-Laws of the Borrower or (ii) any order of any court or of any other agent of government binding upon the Borrower (c) will not violate, be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument to which the or any of its properties or assets are or may be bound and will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of the Borrower.

          3. All consents or approvals of, or other actions by, any governmental agency, authority or regulatory body required in connection with the execution, delivery and performance by the Borrower of the Loan Agreement and the Note have been duly obtained and are in full force and effect, without amendment or modification, and are not the subject of any pending or threatened proceedings seeking to amend, modify, or rescind all or any portion of the terms thereof, or any stay.

          4. The Loan Agreement and the Note have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower stated to be a party thereto, enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and general principles of equity.

          5. There are no actions, suits, or proceedings at law or in equity or by or before any governmental instrumentality, regulatory authority, or other agency pending or, to the best of my knowledge, threatened against the Borrower (a) which involve the Loan Agreement or any of the transactions contemplated thereby or
               (b) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, or (ii) impair in any respect the validity or enforceability of, or the ability of any to perform its obligations under, the Loan Agreement or the Note.

          6. The Borrower is not in violation of any law, or in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court or governmental agency or instrumentality, where such violation or default could have (i) a Material Adverse Effect, or (ii) impair in any respect the validity or enforceability of, or the ability the Borrower to perform its obligations under, the Loan Agreement or the Notes.

          7. The Borrower is not an "investment company" as defined in or subject to regulation under the Investment Company Act of 1940, as amended.

                                                Very truly yours,




DZR